Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the annual report on Form 10-K of Tier Technologies, Inc. (the “Company”) for the year ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jeffrey A. McCandless, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

1.	This Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 28, 2004	/s/ JEFFREY A. MCCANDLESS

Jeffrey A. McCandless, Chief Financial Officer